UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2011

Aon Corporation

(Exact name of registrant as specified in its Charter)

Delaware	1-7933	36-3051915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Randolph Street, Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (312) 381-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 24, 2011, Aon Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein, with respect to the offering and sale by the Company of $500,000,000 aggregate principal amount of its 3.125% Senior Notes due 2016 (the “Notes”), under the Company’s Registration Statement on Form S-3 (Registration No. 333-159841).  The Notes were issued pursuant to an Indenture, dated as of September 10, 2010, between the Company and The Bank of New York Mellon Trust Company, National Association, as trustee (the “Indenture”).

The net proceeds from the sale of the Notes after deducting the underwriting discounts and estimated offering expenses payable by the Company, are expected to be approximately $496 million. The Company intends to use the net proceeds from this offering to repay a portion of the outstanding balance on its $1,000,000,000 three-year term credit agreement dated August 13, 2010 (“Existing Term Loan Facility”).  The Existing Term Loan Facility bears interest at a variable annual rate of LIBOR plus 250 basis points, currently 2.71%, and matures on October 1, 2013.

Each of the Underwriting Agreement, the Indenture and the form of Note is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibits 1.1, 4.1 and 4.2, respectively.

In connection with the issuance of the Notes, Sidley Austin LLP is filing the legal opinions  attached to this Current Report on Form 8-K as Exhibits 5.1 and 8.1.

On May 24, 2011, the Company issued a press release announcing its agreement to sell the Notes.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of May 24, 2011, by and among the Company, Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representatives of the several Underwriters named therein.

4.1

Indenture, dated as of September 10, 2010, between the Company and The Bank of New York Mellon Trust Company, National Association, as trustee (Exhibit 4.1 to the Company’s Current Report on Form 8-K dated September 7, 2010, is incorporated herein by reference).

4.2	Form of 3.125% Senior Note due 2016.

5.1	Opinion of Sidley Austin LLP relating to the Notes.

8.1	Tax opinion of Sidley Austin LLP.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1 and Exhibit 8.1).

99.1	Press release dated May 24, 2011 relating to the offering of the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 27, 2011	Aon Corporation

	By:	/s/ Ram Padmanabhan
Ram Padmanabhan
Vice President and Chief Counsel — Corporate

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of May 24, 2011, by and among the Company, Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representatives of the several Underwriters named therein.

4.1

Indenture, dated as of September 10, 2010, between the Company and The Bank of New York Mellon Trust Company, National Association, as trustee (Exhibit 4.1 to the Company’s Current Report on Form 8-K dated September 7, 2010, is incorporated herein by reference).

4.2	Form of 3.125% Senior Note due 2016.

5.1	Opinion of Sidley Austin LLP relating to the Notes.

8.1	Tax opinion of Sidley Austin LLP.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1 and Exhibit 8.1).

99.1	Press release dated May 24, 2011 relating to the offering of the Notes.